Exhibit 99.1

FIFTH AMENDMENT

FIFTH AMENDMENT (this “Amendment”), dated as of April 15, 2005, among SCOTSMAN HOLDINGS, INC., a Delaware corporation (“Holdings”), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the “Borrower”), the Lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 26, 2002 (as amended, restated, modified and/or supplemented through, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions contained herein;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.       Section 3.1(a) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” appearing immediately following the text “Credit Obligations to exceed” in clause (i) of said Section and inserting the text “$40,000,000” in lieu thereof.

2.       Section 8.2(o) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.2(o) in lieu thereof:

“(o)         Liens granted by Holdings and/or the Borrower to secure the performance of, and reimbursement obligations with respect to, bid, performance, payment, surety, indemnity, or other similar bonds arising in the ordinary course of business (collectively, “Surety Bonds”) and in favor of the provider of any such Surety Bond (any such provider, a “Surety”), so long as the obligations so secured are outstanding under Section 8.3(f) and the book value of the assets securing such obligations does not exceed at any time $75,000,000 in the aggregate; provided, that (i) such Liens shall extend only to the assets, interests and other property described in Schedule XV and (ii) nothing herein shall permit Holdings, the Borrower or any of its Subsidiaries to deposit funds due or to become due under any contract for which any Surety has issued a Surety Bond into any account over which the Borrower (or the Collateral Agent) does not have unilateral control or into any trust account for the benefit of any Surety and any such action by Holdings, the Borrower or any of its Subsidiaries shall be deemed to be an immediate Event of Default; and”.

3.       Section 8.3(f) of the Credit Agreement is hereby amended by deleting the text $50,000,000 appearing in said Section and inserting the text “$100,000,000” in lieu thereof.

II.            Miscellaneous.

1.                            In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

(a)     no Default or Event of Default exists as of the Fifth Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto; and

(b)     all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.         This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.         This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

4.         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.         This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each Credit Agreement Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  Aditi Chawla (facsimile number 212-354-8113).

6.         At all times on and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.  It is agreed that this Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SCOTSMAN HOLDINGS, INC.

By	/s/ Scott W. Becker
Title: Vice President, Treasurer

WILLIAMS SCOTSMAN, INC.

By	/s/ Scott W. Becker
Title:Vice President, Treasurer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, Individually and as Administrative
Agent

By	/s/ Albert Fischetti
Title: Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

GRAYSTON CLO 2001-1 LTD.
By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Jonathan Berg
Title: Associate Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

GALLATIN FUNDING I LTD.
By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Jonathan Berg
Title: Associate Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

BANK OF AMERICA N.A.

By:	/s/ Kevin W. Corcoran
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

BLACK DIAMOND CLO 2001-1, LTD.

By:	/s/ David Dyer
Title: Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

CIBC INC.

By:	/s/ Jonathan Rabinowitz
Title: Executive Director
CIBC World Markets Corp. as Agent

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Julianne Low
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation

By:	/s/ James O’Connell
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

DIAMOND SPRINGS TRADING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

BIG SKY III SENIOR LOAN TRUST
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

GRAYSON & CO
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

GMAC COMMERCIAL FINANCE LLC, (successor by merger to GMAC BUSINESS CREDIT, LLC)

By:	/s/ Robert F. McIntyre
Title: Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

KATONAH I, LTD.

By:	/s/ Ralph Della Rocca
	Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

KATONAH II, LTD.

By:	/s/ Ralph Della Rocca
	Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

KATONAH III, LTD.

By:	/s/ Ralph Della Rocca
	Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

KATONAH IV, LTD.

By:	/s/ Ralph Della Rocca
	Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

LASALLE BUSINESS CREDIT, LLC

By:	/s/ John Mostofi
Title: Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

PREMIUM LOAN TRUST I, LTD.

By:	/s/ Thomas A. Kramer
	Title:	Senior Managing Director & Chief
Executive Officer

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Title: Senior Associate

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

ORIX FINANCIAL SERVICES, INC.

By:	/s/ Jorge L Jaramillo
Title: Associate Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

PEOPLE’S BANK

By:	/s/ Francis J. McGinn
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Sankaty Advisors, LLC, as Collateral Manager for Brant
Point II CBO 2000-1 LTD., as Term Lender

By:	/s/ Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I- INGOTS, Ltd., as Term Lender

By:	/s/ Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Sankaty Advisors, LLC as Collateral Manager for Race
Point II CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
	Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

HARBOUR TOWN FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

SIEMENS FINANCIAL SERVICES

By:	/s/ Frank Amodio
Title: Vice President - Credit

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Masood Fiktee
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:	/s/ Brian Schwinn
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

TRS 1 LLC

By:	/s/ Deborah O’Keeffe
Title: Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF APRIL 15, 2005, AMONG SCOTSMAN HOLDINGS, INC., WILLIAMS SCOTSMAN, INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Gordon Massave
Title: Authorized Signatory